Exhibit 99.10(a)

                                                                 EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

        THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of January 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), GreenPoint Mortgage Funding, Inc. as seller (in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank, National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-1AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

        WHEREAS MSMCI, the Seller and the Servicer have entered into a certain First Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of March 15, 2005 (the "March Purchase Agreement), and a certain Fourth Amended and Restated Mortgage Loan Sale And Servicing Agreement, dated as of December 1, 2005, (the "December Purchase Agreement," together with the March Agreement and as further amended or modified to the date hereof, the "Agreements"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreements and the Servicer has agreed to service such Mortgage Loans; and, in connection with the transfer of the Mortgage Loans hereunder, the Seller and Servicer agree that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the December Purchase Agreement;

        WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

        WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

        NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

        1. Assignment and Assumption

        (a) On and of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

        (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

        (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

        2. Recognition of Trustee

        (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

        (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in
Section 28 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

        (c) It is expressly understood and agreed by the parties hereto that
(i) this Assignment is executed and delivered by LaSalle Bank, National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator, and the Trustee (the "Pooling and Servicing Agreement") for the Morgan Stanley Mortgage Loan Trust 2006-1AR, Mortgage Pass-Through Certificates, Series 2006-1AR, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank, National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank, National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.


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


        3. Representations and Warranties

        (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

        (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

        (c) Each of the Depositor, MSMCI, Seller and Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        (d) The Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement), the representations and warranties set forth in Sections 7.01 and 7.02 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

        4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

               Wells Fargo Bank, National Association
               ABA Number:   121-000-248
               Account Name:  Corporate Trust Clearing
               Account number:  3970771416
               For further credit to:  50890500, MSM 2006-1AR

        The Servicer shall deliver all reports required to be delivered to the Purchaser under the Agreement to the Master Servicer at the following address:

               Wells Fargo Bank, National Association
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager, MSM 2006-1AR
               Office Number:  (410) 884-2000
               Telecopier: (410) 715-2380



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

        5. Amendments to the Agreement

        The parties to this Assignment hereby agree to amend the Agreement as follows:

        (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

        (b) Subsection 11.19(d) of the Agreement is hereby amended and restated in its entirety as follows:

                "For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser in writing of (A) any material litigation or governmental proceedings pending against the Servicer, any Subservicer or any Third-Party Originator that would be material to a security holder, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any applicable Reconstitution Agreement related thereto, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer, and (E) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under this Agreement or any applicable Reconstitution Agreement related thereto and (ii) provide to the Purchaser a description of such proceedings, affiliations or relationships."

        (c) Subsection 11.19(f) of the Agreement is hereby deleted in its entirety.

        (d) The following paragraphs are hereby incorporated into the Agreement as new Subsections 11.19(f) and (g):

                "(g) In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                        (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);



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

                        (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

                        (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

                (h) The Servicer shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer's performance hereunder."

        (e) Subsections 11.19(g) and 11.19(h) of the Agreement is hereby renumbered as Subsections 11.19(h) and 11.19(i), respectively.

        (f) Subsection 11.19(i) is hereby amended to delete the cross-reference "paragraph (g)" and replace with the cross-reference paragraph (h).

        (g) Subsections 11.20(a)(iv) and 11.20(a)(v) is hereby replaced in their entirety with the following:

                "(iv) cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Subsection 11.24(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser an assessment of compliance and accountants' attestation as and when provided in paragraphs (ii) and (iii) of this Section; and

                (v) deliver, and cause each Subservicer and Subcontractor described in clause (iv) above, to the Purchaser and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the company, in the form attached hereto as Exhibit 16."

        (h) Subsection 11.21 of the Agreement is hereby amended and restated in its entirety as follows:

                "Annual Independent Public Accountants' Servicing Report or Attestation. On or before March 1, 2007, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser and the Master Servicer to the effect that such firm has, with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.



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

                Notwithstanding the foregoing, the Servicer's obligation to deliver a report under this Subsection as to any calendar year, beginning with the report required in March 2007, shall be satisfied if an accountant attestation report is delivered in compliance with Subsection 11.20(a)(iii) for such calendar year."

        (i) The first series of cross-references in Subsection 11.24(a) of the Agreement is hereby amended to include 11.19(f).



        (j) The last paragraph of Subsection 11.24 of the Agreement is hereby deleted in its entirety and replaced with the following:

                "As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser to comply with the provisions of Subsections 11.20 and 12.01 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser any assessment of compliance and attestation and the other certifications required to be delivered by such Subcontractor under Subsection 11.20, in each case as and when required to be delivered."

        (k) Subsection 12.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

                "(b) The Servicer shall indemnify the Purchaser, each affiliate of the Purchaser, each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                        (i)(A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification, accountants' letter or other material provided under
                        Section 11 by or on behalf of the Servicer, or provided under Section 11 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Servicer Information"), or (B) the omission or alleged omission to state in the Servicer Information a material fact required to be stated in the Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made,

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

                        not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Servicer Information or any portion thereof is presented together with or separately from such other information;

                        (ii) any breach of the Servicer's obligations under, or any failure by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under Sections 11.19, 11.20 and 11.21, including any failure by the Servicer to identify pursuant to Subsection 11.24(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                        (iii) any breach by the Servicer of a representation or warranty set forth in Subsection 11.19(g) or in a writing furnished pursuant to Subsection 11.19(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 11.19(h) to the extent made as of a date subsequent to such closing date; or

                        (iii) any breach by the Servicer of a representation or warranty set forth in Subsection 11.19(g) or in a writing furnished pursuant to Subsection 11.19(h) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Subsection 11.19(h) to the extent made as of a date subsequent to such closing date; or

                        (iv) the negligence, bad faith or willful misconduct of the Servicer in connection with its performance under this Sections 11.19, 11.20, 11.21 or 12.01.

                If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

                In the case of any failure of performance described in clause
                (b)(ii) of this Section, the Servicer shall promptly reimburse the Purchaser, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report,

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

                certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer, any Subcontractor or any Third-Party Originator.

                This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

        (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 12.01(c)(i) of the Agreement:

                "(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

        (m) Subsection 13.01(b) of the Agreement is hereby amended and restated in its entirety as follows:

                "(b) failure by the Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement which failure continues unremedied for a period of sixty (60) days (or, in the case of the officer's certificate or the annual assessment of servicing compliance or the annual independent public accountants' servicing report required under Subsection 11.20, or the certification required under clause (v) of Subsection 11.20, ten (10) days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser;

        (n) The word "or" is deleted from the end of Subsection 13.01(d), the word "or" is added at the end of Subsection 13.01(e) and the following paragraph is hereby incorporated into the Agreement as new Subsection 13.01(f):

                "(f) failure by the Servicer to duly perform, within the required time period, its obligations under Subsections 11.20 or 11.21 which failure continues unremedied for a period of five (5) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

        (o) Subsection 14.02(b) of the Agreement is hereby deleted in its entirety.

        (p) The following paragraph is hereby incorporated into the Agreement as new Section 34:

        "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsection 11.21, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

        (q) Exhibit 9 to the Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit 9 attached to this Assignment as
        Exhibit III.



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

        (r) Exhibit 16 to the Agreement is hereby replaced in its entirety with Exhibit A-1 attached to this Assignment..

        6. Indemnification

        The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

        7. Continuing Effect

        Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

        8. Governing Law

        This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

        9. Notices

        Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Master Servicer, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

        In the case of MSMCI:

               Morgan Stanley Mortgage Capital Inc.
               1221 Avenue of the Americas
               New York, New York 10020
               Attention: Morgan Stanley Mortgage Loan Trust 2006-1AR




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

        With a copy to:

               Morgan Stanley & Co. Incorporated
               1585 Broadway
               New York, New York 10036
               Attention: General Counsel's Office

        In the case of the Depositor:

               Morgan Stanley Capital I Inc.
               1585 Broadway
               New York, New York 10036
               Attention:  Morgan Stanley Mortgage Loan Trust 2006-1AR

        In the case of the Trustee:

               LaSalle Bank, National Association,
               as Trustee for the Morgan Stanley Mortgage Loan Trust 2006-1AR 135 South LaSalle Street, Suite 2910
               Chicago, Illinois 60603
               Attention: Trust Administration- MS0601

        In the case of the Seller and the Servicer:

               GreenPoint Mortgage Funding, Inc.,
               100 Wood Hollow Drive
               Novato, CA 94945
               Attention:  Morgan Stanley Mortgage Loan Trust 2006-1AR

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

        10. Ratification

         Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

        11. Counterparts

        This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

        12. Definitions

        Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]


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





        IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                        MORGAN STANLEY MORTGAGE CAPITAL INC.


                                        By:  /s/ Steven Shapiro
                                           -----------------------------------
                                           Name:  Steven Shapiro
                                           Title: Executive Director


                                        MORGAN STANLEY CAPITAL I INC.


                                        By:  /s/  Steven Shapiro
                                           -----------------------------------
                                           Name:  Steven Shapiro
                                           Title: Vice President


                                        GREENPOINT MORTGAGE FUNDING, INC.


                                        By:  /s/  Susan Davia
                                           -----------------------------------
                                           Name:   Susan Davia
                                           Title:  VP




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By:  /s/ Darron C. Woodus
   ------------------------------------
   Name:  Darron C. Woodus
   Title: Assistant Vice President

LASALLE BANK, NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-1AR


By:  /s/ Christopher Lewis
   ------------------------------------
   Name:  Christopher Lewis
   Title: Assistant Vice President






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





                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]



                                   EXH. I-1

Exhibit II A: Standard File Layout - Delinquency Reporting

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Column/Header Name                                        Description                     Decimal   Format
                                                                                                    Comment
-------------------------------------- -------------------------------------------------- --------- -------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer.  This may be different than the
                                       LOAN_NBR
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
-------------------------------------- -------------------------------------------------- --------- -------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------- -------------------------------------------------- --------- -------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a
                                       group of loans in their system.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_STATE                             The state where the  property located.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------- -------------------------------------------------- --------- -------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next
                                       payment is due MM/DD/YYYY to the
                                       servicer at the end of processing
                                       cycle, as reported by Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.            MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
-------------------------------------- -------------------------------------------------- --------- -------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has                 MM/DD/YYYY
                                       been approved by the courts
-------------------------------------- -------------------------------------------------- --------- -------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy.                MM/DD/YYYY
                                       Either by Dismissal, Discharged and/or a Motion
                                       For Relief Was Granted.
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The             MM/DD/YYYY
                                       Servicer
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan
                                       Such As;
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled              MM/DD/YYYY
                                       To End/Close
-------------------------------------- -------------------------------------------------- --------- -------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                       Completed
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the
                                       servicer MM/DD/YYYY with instructions
                                       to begin foreclosure proceedings.
-------------------------------------- -------------------------------------------------- --------- -------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                 MM/DD/YYYY
                                       Foreclosure
-------------------------------------- -------------------------------------------------- --------- -------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                MM/DD/YYYY
                                       Foreclosure Action
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected             MM/DD/YYYY
                                       to occur.
-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------



                                  EXH. II-1


-------------------------------------- -------------------------------------------------- --------- -------------
FRCLSR_SALE_AMT                        The amount a property sold for at the                 2      No commas(,)
                                       foreclosure sale.                                            or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_START_DATE                    The date the servicer initiates eviction of the              MM/DD/YYYY
                                       borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
EVICTION_COMPLETED_DATE                The date the court revokes legal
                                       possession of MM/DD/YYYY the property
                                       from the borrower.
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_PRICE                             The price at which an REO property is marketed.       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
LIST_DATE                              The date an REO property is listed at a                      MM/DD/YYYY
                                       particular price.
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_AMT                              The dollar value of an offer for an REO property.     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin or by              MM/DD/YYYY
                                       the Servicer.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_CLOSING_DATE                       The date the REO sale of the property is                     MM/DD/YYYY
                                       scheduled to close.
-------------------------------------- -------------------------------------------------- --------- -------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
OCCUPANT_CODE                          Classification of how the property is occupied.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_CONDITION_CODE                    A code that indicates the condition of the
                                       property.
-------------------------------------- -------------------------------------------------- --------- -------------
PROP_INSPECTION_DATE                   The date a  property inspection is performed.                MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
APPRAISAL_DATE                         The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
CURR_PROP_VAL                           The current "as is" value of the property based      2
                                       on brokers price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
REPAIRED_PROP_VAL                      The amount the property would be worth if             2
                                       repairs are completed pursuant to a broker's
                                       price opinion or appraisal.
-------------------------------------- -------------------------------------------------- --------- -------------
If applicable:
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- -------------------------------------------------- --------- -------------
DELINQ_REASON_CODE                     The circumstances which caused a
                                       borrower to stop paying on a loan. Code
                                       indicates the reason why the loan is in
                                       default for this cycle.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With                 MM/DD/YYYY
                                       Mortgage Insurance Company.
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                     No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim              MM/DD/YYYY
                                       Payment
-------------------------------------- -------------------------------------------------- --------- -------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company             MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company     2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------

                                  EXH. II-2

POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued              MM/DD/YYYY
                                       By The Pool Insurer
-------------------------------------- -------------------------------------------------- --------- -------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company        2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                      2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                      2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                       2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans Admin              MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim Payment              MM/DD/YYYY
-------------------------------------- -------------------------------------------------- --------- -------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim               2      No commas(,)
                                                                                                    or dollar
                                                                                                    signs ($)
-------------------------------------- -------------------------------------------------- --------- -------------




                                  EXH. II-3

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
     o  ASUM- Approved Assumption
     o  BAP- Borrower Assistance Program
     o  CO- Charge Off
     o  DIL- Deed-in-Lieu
     o  FFA- Formal Forbearance Agreement
     o  MOD- Loan Modification
     o  PRE- Pre-Sale
     o  SS- Short Sale
     o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o  Mortgagor
     o  Tenant
     o  Unknown
     o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
     o  Damaged
     o  Excellent
     o  Fair
     o  Gone
     o  Good
     o  Poor
     o  Special Hazard
     o  Unknown



                                  EXH. II-4

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

        -------------------- ----------------------------------------------
        Delinquency Code     Delinquency Description
        -------------------- ----------------------------------------------
        001                  FNMA-Death of principal mortgagor
        -------------------- ----------------------------------------------
        002                  FNMA-Illness of principal mortgagor
        -------------------- ----------------------------------------------
        003                  FNMA-Illness of mortgagor's family member
        -------------------- ----------------------------------------------
        004                  FNMA-Death of mortgagor's family member
        -------------------- ----------------------------------------------
        005                  FNMA-Marital difficulties
        -------------------- ----------------------------------------------
        006                  FNMA-Curtailment of income
        -------------------- ----------------------------------------------
        007                  FNMA-Excessive Obligation
        -------------------- ----------------------------------------------
        008                  FNMA-Abandonment of property
        -------------------- ----------------------------------------------
        009                  FNMA-Distant employee transfer
        -------------------- ----------------------------------------------
        011                  FNMA-Property problem
        -------------------- ----------------------------------------------
        012                  FNMA-Inability to sell property
        -------------------- ----------------------------------------------
        013                  FNMA-Inability to rent property
        -------------------- ----------------------------------------------
        014                  FNMA-Military Service
        -------------------- ----------------------------------------------
        015                  FNMA-Other
        -------------------- ----------------------------------------------
        016                  FNMA-Unemployment
        -------------------- ----------------------------------------------
        017                  FNMA-Business failure
        -------------------- ----------------------------------------------
        019                  FNMA-Casualty loss
        -------------------- ----------------------------------------------
        022                  FNMA-Energy environment costs
        -------------------- ----------------------------------------------
        023                  FNMA-Servicing problems
        -------------------- ----------------------------------------------
        026                  FNMA-Payment adjustment
        -------------------- ----------------------------------------------
        027                  FNMA-Payment dispute
        -------------------- ----------------------------------------------
        029                  FNMA-Transfer of ownership pending
        -------------------- ----------------------------------------------
        030                  FNMA-Fraud
        -------------------- ----------------------------------------------
        031                  FNMA-Unable to contact borrower
        -------------------- ----------------------------------------------
        INC                  FNMA-Incarceration
        -------------------- ----------------------------------------------




                                  EXH. II-5

The FNMA Delinquent Status Code field should show the Status of Default as follows:

        -------------------- ---------------------------------------------
            Status Code      Status Description
        -------------------- ---------------------------------------------
                09           Forbearance
        -------------------- ---------------------------------------------
                17           Pre-foreclosure Sale Closing Plan Accepted
        -------------------- ---------------------------------------------
                24           Government Seizure
        -------------------- ---------------------------------------------
                26           Refinance
        -------------------- ---------------------------------------------
                27           Assumption
        -------------------- ---------------------------------------------
                28           Modification
        -------------------- ---------------------------------------------
                29           Charge-Off
        -------------------- ---------------------------------------------
                30           Third Party Sale
        -------------------- ---------------------------------------------
                31           Probate
        -------------------- ---------------------------------------------
                32           Military Indulgence
        -------------------- ---------------------------------------------
                43           Foreclosure Started
        -------------------- ---------------------------------------------
                44           Deed-in-Lieu Started
        -------------------- ---------------------------------------------
                49           Assignment Completed
        -------------------- ---------------------------------------------
                61           Second Lien Considerations
        -------------------- ---------------------------------------------
                62           Veteran's Affairs-No Bid
        -------------------- ---------------------------------------------
                63           Veteran's Affairs-Refund
        -------------------- ---------------------------------------------
                64           Veteran's Affairs-Buydown
        -------------------- ---------------------------------------------
                65           Chapter 7 Bankruptcy
        -------------------- ---------------------------------------------
                66           Chapter 11 Bankruptcy
        -------------------- ---------------------------------------------
                67           Chapter 13 Bankruptcy
        -------------------- ---------------------------------------------




                                  EXH. II-6

Exhibit III A: Calculation of Realized Loss/Gain Form 332- Instruction Sheet
        NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
        (s)

        (t) The numbers on the 332 form correspond with the numbers listed below.

        Liquidation and Acquisition Expenses:
        1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

        2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
        3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
        4-12. Complete as applicable. Required documentation:
               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
               * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
               * Other expenses - copies of corporate advance history showing all payments
               * REO repairs > $1500 require explanation
               * REO repairs >$3000 require evidence of at least 2 bids.
               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
               * Unusual or extraordinary items may require further documentation.
        13.    The total of lines 1 through 12. (u) Credits:

        14-21. Complete as applicable.  Required documentation:
               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
              * Copy of EOB for any MI or gov't guarantee
              * All other credits need to be clearly defined on the 332 form
        22. The total of lines 14 through 21.

        Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part
                      B/Supplemental proceeds.

                                  EXH. III-1

        Total Realized Loss (or Amount of Any Gain)
        -------------------------------------------
        23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).



                                  EXH. III-2

Exhibit III B: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                  Date:  _______________
      Phone:  ______________________   Email Address:_____________________

----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

     WELLS FARGO BANK, N.A. Loan No._____________________________

     Borrower's Name: ___________________________________________________
     Property Address: __________________________________________________

     Liquidation Type: REO Sale        3rd Party Sale         Short Sale        Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown        Yes        No
     If "Yes", provide deficiency or cramdown amount __________________________________

     Liquidation and Acquisition Expenses:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan      $______________    (1)
     (2)  Interest accrued at Net Rate                          ________________   (2)
     (3)  Accrued Servicing Fees                                ________________   (3)
     (4)  Attorney's Fees                                       ________________   (4)
     (5)  Taxes (see page 2)                                    ________________   (5)
     (6)  Property Maintenance                                  ________________   (6)
     (7)  MI/Hazard Insurance Premiums (see page 2)             ________________   (7)
     (8)  Utility Expenses                                      ________________   (8)
     (9)  Appraisal/BPO                                         ________________   (9)
     (10) Property Inspections                                  ________________   (10)
     (11) FC Costs/Other Legal Expenses                         ________________   (11)
     (12) Other (itemize)                                       ________________   (12)
               Cash for Keys__________________________          ________________   (12)
               HOA/Condo Fees_________________________          ________________   (12)
               _______________________________________          ________________   (12)

               Total Expenses                                   $_______________   (13)
     Credits:
     (14) Escrow Balance                                        $_______________   (14)
     (15) HIP Refund                                            ________________   (15)
     (16) Rental Receipts                                       ________________   (16)
     (17) Hazard Loss Proceeds                                  ________________   (17)
     (18) Primary Mortgage Insurance / Gov't Insurance          ________________   (18a)
     HUD Part A

     HUD Part B                                                 ________________   (18b)



                                  EXH. III-3


     (19) Pool Insurance Proceeds                               ________________   (19)
     (20) Proceeds from Sale of Acquired Property               ________________   (20)
     (21) Other (itemize)                                       ________________   (21)
          __________________________________________            ________________   (21)

          Total Credits                                         $_______________   (22)
      Total Realized Loss (or Amount of Gain)                   $_______________   (23)


                                  EXH. III-4

Escrow Disbursement Detail


-------------------------------------------------------------------------------
   Type      Date Paid   Period of  Total Paid    Base     Penalties   Interest
(Tax /Ins.)              Coverage                Amount
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------




                                  EXH. III-5

                                  EXHIBIT A-1
                         FORM OF ANNUAL CERTIFICATION

        Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Wachovia
Mortgage Corporation, certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

   (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified as the responsibility of the Company on Exhibit B to the Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and
Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

   (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

   (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

   (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

   (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                  EXH. A-I-1

                              Date:  ___________________________________________


                              By:    ___________________________________________
                                     Name:
                                     Title:





                                  EXH. A-I-2

                                  EXHIBIT B-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



-------------------------------------------------------------------------------------------------
                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                       General Servicing Considerations
-------------------------------------------------------------------------------------------------
                   Policies and procedures are instituted to monitor any               X
                   performance or other triggers and events of default in
1122(d)(1)(i)      accordance with the transaction agreements.
-------------------------------------------------------------------------------------------------
                   If any material servicing activities are outsourced to              X
                   third parties, policies and procedures are instituted to
                   monitor the third party's performance and compliance with
1122(d)(1)(ii)     such servicing activities.
-------------------------------------------------------------------------------------------------
                   Any requirements in the transaction agreements to maintain
1122(d)(1)(iii)    a back-up servicer for the mortgage loans are maintained.
-------------------------------------------------------------------------------------------------
                   A fidelity bond and errors and omissions policy is in               X
                   effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of
1122(d)(1)(iv)     the transaction agreements.
-------------------------------------------------------------------------------------------------
                      Cash Collection and Administration
-------------------------------------------------------------------------------------------------
                   Payments on mortgage loans are deposited into the                   X
                   appropriate custodial bank accounts and related bank
                   clearing accounts no more than two business days following receipt, or such other number of days specified in the
1122(d)(2)(i)      transaction agreements.
-------------------------------------------------------------------------------------------------
                   Disbursements made via wire transfer on behalf of an                X
                   obligor or to an investor are made only by authorized
1122(d)(2)(ii)     personnel.
-------------------------------------------------------------------------------------------------
                   Advances of funds or guarantees regarding collections, cash         X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved
1122(d)(2)(iii)    as specified in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   The related accounts for the transaction, such as cash
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g.,             X
                   with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)     transaction agreements.
-------------------------------------------------------------------------------------------------


                                  EXH. B-I-1

-------------------------------------------------------------------------------------------------
                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                   Each custodial account is maintained at a federally insured         X
                   depository institution as set forth in the transaction
                   agreements.  For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
1122(d)(2)(v)      Securities Exchange Act.
-------------------------------------------------------------------------------------------------
                   Unissued checks are safeguarded so as to prevent                    X
1122(d)(2)(vi)     unauthorized access.
-------------------------------------------------------------------------------------------------
                   Reconciliations are prepared on a monthly basis for all             X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically accurate; (B)
                   prepared within 30 calendar days after the bank statement
                   cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.  These
                   reconciling items are resolved within 90 calendar days of
                   their original identification, or such other number of
                   days specified in the transaction agreements.
1122(d)(2)(vii)
-------------------------------------------------------------------------------------------------
                      Investor Remittances and Reporting
-------------------------------------------------------------------------------------------------
                   Reports to investors, including those to be filed with the
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are prepared
                   in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                   calculated in accordance with the terms specified in the
                   transaction agreements; (C) are filed with the Commission
                   as required by its rules and regulations; and (D) agree
                   with investors' or the trustee's records as to the total
                   unpaid principal balance and number of mortgage loans
                   serviced by the Servicer.
1122(d)(3)(i)
-------------------------------------------------------------------------------------------------
                   Amounts due to investors are allocated and remitted in
                   accordance with timeframes, distribution priority and other
1122(d)(3)(ii)     terms set forth in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction
1122(d)(3)(iii)    agreements.
-------------------------------------------------------------------------------------------------
                   Amounts remitted to investors per the investor reports
                   agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)     custodial bank statements.
-------------------------------------------------------------------------------------------------


                                  EXH. B-I-2

-------------------------------------------------------------------------------------------------
                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
-------------------------------------------------------------------------------------------------
     Reference                               Criteria
-------------------------------------------------------------------------------------------------
                            Pool Asset Administration
-------------------------------------------------------------------------------------------------
                   Collateral or security on mortgage loans is maintained as           X
                   required by the transaction agreements or related mortgage
1122(d)(4)(i)      loan documents.
-------------------------------------------------------------------------------------------------
                   Mortgage loan and related documents are safeguarded as              X
1122(d)(4)(ii)     required by the transaction agreements
-------------------------------------------------------------------------------------------------
                   Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
1122(d)(4)(iii)    conditions or requirements in the transaction agreements.
-------------------------------------------------------------------------------------------------
                   Payments on mortgage loans, including any payoffs, made in          X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                   allocated to principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage loan
1122(d)(4)(iv)     documents.
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                   The Servicer's records regarding the mortgage loans agree           X
                   with the Servicer's records with respect to an obligor's
1122(d)(4)(v)      unpaid principal balance.
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                   Changes with respect to the terms or status of an obligor's         X
                   mortgage loans (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool
1122(d)(4)(vi)     asset documents.
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                   Loss mitigation or recovery actions (e.g., forbearance              X
                   plans, modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are
                   initiated, conducted and concluded in accordance with the
                   timeframes or other requirements established by the
1122(d)(4)(vii)    transaction agreements.
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                   Records documenting collection efforts are maintained               X
                   during the period a mortgage loan is delinquent in
                   accordance with the transaction agreements.  Such records
                   are maintained on at least a monthly basis, or such other
                   period specified in the transaction agreements, and
                   describe the entity's activities in monitoring delinquent
                   mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                   is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(viii)
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                                  EXH. B-I-3

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                              Servicing Criteria                                  Applicable
                                                                                   Servicing
                                                                                   Criteria
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     Reference                               Criteria
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                   Adjustments to interest rates or rates of return for                X
                   mortgage loans with variable rates are computed based on
1122( d)( 4 )(ix)  the related mortgage loan documents.
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                   Regarding any funds held in trust for an obligor (such as           X
                   escrow accounts):  (A) such funds are analyzed, in
                   accordance with the obligor's mortgage loan documents, on
                   at least an annual basis, or such other period specified in the transaction agreements; (B) interest on
                   such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and
                   (C) such funds are returned to the obligor within 30
                   calendar days of full repayment of the related mortgage
                   loans, or such other number of days specified
1122( d)( 4 )(x)   in the transaction agreements.
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                   Payments made on behalf of an obligor (such as tax or               X
                   insurance payments) are made on or before the related
                   penalty or expiration dates, as indicated on the
                   appropriate bills or notices for such payments, provided
                   that such support has been received by the servicer at
                   least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
1122( d)( 4 )(xi)
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                   Any late payment penalties in connection with any payment           X
                   to be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)    late payment was due to the obligor's error or omission.
-------------------------------------------------------------------------------------------------

                   Disbursements made on behalf of an obligor are posted               X
                   within two business days to the obligor's records
                   maintained by the servicer, or such other number of days
                   specified in the transaction agreements.
1122(d)(4)(xiii)
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                   Delinquencies, charge-offs and uncollectible accounts are           X
                   recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xiv)
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                   Any external enhancement or other support, identified in
                   Item 1114(a)(1) through (3) or Item 1115 of Regulation AB,
1122(d)(4)(xv)     is maintained as set forth in the transaction agreements.
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



                                  EXH. B-I-4

                                [GREENPOINT ] [NAME OF SUBSERVICER]


                                Date:  ________________________________________



                                By:    ________________________________________
                                       Name:
                                       Title:










                                  EXH. B-I-5